                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT DECEMBER 31,  2000                  COMMISSION FILE NUMBER 1-5805
               ------------------                                         ------


                             J.P. MORGAN CHASE & CO.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                 DELAWARE                                   13-2624428
      -------------------------------                   -------------------
      (STATE OR OTHER JURISDICTION OF                     (IRS EMPLOYER
      INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)



270 PARK AVENUE, NEW YORK, NEW YORK                            10017
----------------------------------------                     ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 270-6000
                                                           --------------

                         THE CHASE MANHATTAN CORPORATION
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

         On December 31, 2000, J.P. Morgan & Co. Incorporated ("J.P. Morgan") merged with and into The Chase Manhattan Corporation ("Chase"). Upon completion of the merger, Chase changed its name to "J.P. Morgan Chase & Co." As a result of the merger, each outstanding share of common stock of J.P. Morgan was converted into 3.7 shares of common stock of J.P. Morgan Chase & Co. and each outstanding share of preferred stock of J.P. Morgan was converted into a share of preferred stock of J.P. Morgan Chase & Co. having substantially the same rights, powers and preferences as the J.P. Morgan preferred stock. A copy of the press release announcing the completion of the merger is filed as an exhibit hereto and incorporated by reference herein.

Item 5.  Other Events.
----------------------

         The merger was accounted for as a pooling of interests. As a result, financial information following completion of the merger will present the combined results of Chase and J.P. Morgan as if the merger had been in effect for all periods presented. For informational purposes, we have attached as exhibits hereto pro forma combined financial data for Chase and J.P. Morgan for specified quarterly periods prior to the merger. This historical financial information does not reflect the anticipated merger-related charge of $1.2 billion to be taken at December 31, 2000, nor the cancellation and retirement of all remaining shares of J.P. Morgan's treasury stock, at the time of the merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)      Financial Statements of Business Acquired
         -----------------------------------------

         (1) Report of Independent Accountants to the Board of Directors and Stockholders of J.P. Morgan dated January 12, 2000 (incorporated by reference to Chase's Current Report on Form 8-K dated November 28, 2000).

         (2) The audited consolidated balance sheet of J.P. Morgan and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three-year period ended December 31, 1999, and the consolidated statement of condition of Morgan Guaranty Trust Company of New York and its subsidiaries as of December 31, 1999 and 1998 (incorporated by reference to Chase's Current Report on Form 8-K dated November 28, 2000).

         (3) The unaudited consolidated balance sheet of J.P. Morgan and subsidiaries as of September 30, 2000 and 1999 and the unaudited consolidated statements of income, cash flows and changes in stockholders' equity of J.P. Morgan and subsidiaries for the nine months ended September 30, 2000 and 1999, and the consolidated statement of condition of Morgan Guaranty Trust Company of New York and its subsidiaries as of September 30, 2000 and 1999 (incorporated by reference to Chase's Current Report on Form 8-K dated November 28, 2000).

(b)      Pro Forma Financial Information
         -------------------------------

         (1) Chase and J.P. Morgan unaudited pro forma combined statement of income summary, unaudited pro forma combined balance sheet at September 30, 2000, unaudited pro forma combined statements of income for each of the years in the three-year period ended December 31, 1999 and for the nine months ended September 30, 2000 and 1999, and the notes to unaudited pro forma combined financial statements (incorporated by reference to Chase's Current Report on Form 8-K dated November 28, 2000).


(c)      Exhibits
         --------

The following exhibits are filed with this report.

Exhibit Number              Description
--------------              -----------
2                           Agreement and Plan of Merger, dated as of September 12, 2000, between
                            The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated
                            (incorporated by reference to Current Report on Form 8-K of The Chase
                            Manhattan Corporation, dated September 12, 2000 and filed September 18,
                            2000).

99.1                        Press Release.

99.2                        Supplemental unaudited pro forma combined statements of income of J.P.
                            Morgan Chase & Co.

99.3                        Supplemental unaudited pro forma combined balance sheet of J.P. Morgan
                            Chase & Co.

99.4                        Report of Independent Accountants to the Board of Directors and
                            Stockholders of J.P. Morgan dated January 12, 2000 (incorporated by reference to Chase's Current Report on Form 8-K dated November 28,
                            2000).

99.5                        The audited consolidated balance sheet of J.P. Morgan and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three-year period ended December 31, 1999, and the consolidated statement of condition of Morgan Guaranty Trust
                            Company of New York and its subsidiaries as of December 31, 1999 and
                            1998 (incorporated by reference to Chase's Current Report on Form 8-K dated November 28, 2000).


99.6                        The unaudited consolidated balance sheet of J.P. Morgan and subsidiaries as of September 30, 2000 and 1999 and the unaudited consolidated statements of income, cash flows and changes in stockholders' equity of J.P. Morgan and subsidiaries for the nine months ended September 30, 2000 and 1999, and the consolidated statement of condition of Morgan Guaranty Trust Company of New York and its subsidiaries as of September 30, 2000 and 1999 (incorporated by reference to Chase's Current Report on Form 8-K dated November 28,
                            2000).

99.7                        Chase and J.P. Morgan unaudited pro forma combined statement of income summary, unaudited pro forma combined balance sheet at September 30,
                            2000, unaudited pro forma combined statements of income for each of the years in the three-year period ended December 31, 1999 and for the nine months ended September 30, 2000 and 1999, and the notes to unaudited pro forma combined financial statements (incorporated by reference to
                            Chase's Current Report on Form 8-K dated November 28, 2000).


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                J.P. MORGAN CHASE & CO.
                                            ------------------------------
                                                 (Registrant)



Date     January  4, 2001                   By:  /s/ Joseph L. Sclafani
                                            ------------------------------
                                                     Joseph L. Sclafani

                                                  Executive Vice President
                                                      and Controller
                                               [Principal Accounting Officer]

                                  EXHIBIT INDEX

Exhibit Number              Description
--------------             -----------
2                          Agreement and Plan of Merger, dated as of September
                           12, 2000, between The Chase Manhattan Corporation and
                           J.P. Morgan & Co. Incorporated (incorporated by
                           reference to Current Report on Form 8-K of The Chase
                           Manhattan Corporation, dated September 12, 2000 and
                           filed September 18, 2000).

99.1                       Press Release.

99.2 Supplemental unaudited pro forma combined statements of income of J.P. Morgan Chase & Co.

99.3 Supplemental unaudited pro forma combined balance sheet of J.P. Morgan Chase & Co.

99.4                       Report of Independent Accountants to the Board of
                           Directors and Stockholders of J.P. Morgan dated
                           January 12, 2000 (incorporated by reference to
                           Chase's Current Report on Form 8-K dated November 28,
                           2000).

99.5 The audited consolidated balance sheet of J.P. Morgan and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three-year period ended
                           December 31, 1999, and the consolidated statement of condition of Morgan Guaranty Trust Company of New
                           York and its subsidiaries as of December 31, 1999 and 1998 (incorporated by reference to Chase's Current
                           Report on Form 8-K dated November 28, 2000).

99.6                       The unaudited consolidated balance sheet of J.P.
                           Morgan and subsidiaries as of September 30, 2000 and 1999 and the unaudited consolidated statements of income, cash flows and changes in stockholders' equity of J.P. Morgan and subsidiaries for the nine months ended September 30, 2000 and 1999, and the consolidated statement of condition of Morgan
                           Guaranty Trust Company of New York and its subsidiaries as of September 30, 2000 and 1999

                           (incorporated by reference to Chase's Current Report on Form 8-K dated November 28, 2000).

99.7 Chase and J.P. Morgan unaudited pro forma combined statement of income summary, unaudited pro forma combined balance sheet at September 30, 2000, unaudited pro forma combined statements of income for each of the years in the three-year period ended
                           December 31, 1999 and for the nine months ended
                           September 30, 2000 and 1999, and the notes to unaudited pro forma combined financial statements
                           (incorporated by reference to Chase's Current Report on Form 8-K dated November 28, 2000).